UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2022 (September 08, 2022)

Date of Report (Date of earliest event reported)

SPK Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40462	86-1373795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 368, 302 Buwei 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 134-3912-9879

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each Unit comprised of one share of Common Stock and one Right	SPKAU	THE NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	SPK	THE NASDAQ Stock Market LLC
Rights, each to receive one-tenth of a share of Common Stock	SPKAR	THE NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its stockholders at the special meeting of Stockholders held on September 9, 2022 (the “Special Meeting”), SPK Acquisition Corp. (the “Company” or “SPK”) entered into an amendment to the amended and restated investment management trust agreement dated as of June 3, 2022, with Continental Stock Transfer & Trust Company, on September 9, 2022 (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination six (6) times for an additional one (1) month each time, from September 10, 2022, to March 10, 2023, by depositing $50,000 to the Company’s trust account for each one-month extension (each an “Extension”).

On September 8, 2022, the Company entered into a subscription agreement with Varian Biopharmaceuticals, Inc., (“Varian”) and Alpha Capital Anstalt (“Alpha”), whereby SPK shall issue a $50,000 unsecured promissory note (an “Extension Note”), to each of Alpha and Varian, to fund the first and second month Extensions (the “Subscription Agreement”). Each Extension Note bears interest at the rate of 5% per annum, and both Extension Notes will be repaid upon the consummation of a business combination by the Company. The Subscription Agreement provided that Alpha would purchase the first Extension Note contemporaneously with the Subscription Agreement, to fund the first month Extension, and if the business combination has not been consummated by October 8, 2022, SPK will issue a second Extension Note to Varian on October 8, 2022, to fund the second month Extension.

On September 8, 2022, the Company issued an Extension Note to Alpha in the amount of $50,000, pursuant to the Subscription Agreement. The Company deposited the $50,000 into the trust account on September 9, 2022, thereby extending the time to complete a business combination for one month, from September 10, 2022 to October 10, 2022.

The foregoing description of the Subscription Agreement and Extension Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreement and Extension Note, the forms of which are filed hereto as Exhibit 10.1 and Exhibit 99.1, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 related to the Subscription Agreement and Extension Note are incorporated by reference into this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Meeting on September 9, 2022, the Company filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on September 9, 2022 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to complete a business combination up to six (6) times for an additional one (1) month each time, from September 10, 2022 to March 10, 2023.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 9, 2022, the Company held the Special Meeting. On August 23, 2022, the record date for the Special Meeting, there were 6,596,275 shares of common stock of SPK entitled to be voted at the Special Meeting, 75.62% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of SPK’s stockholders at the Special Meeting are as follows:

1.	Charter Amendment

Stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation, giving SPK the right to extend the date by which it has to complete a business combination six (6) times for an additional one (1) month each time, from September 10, 2022 to March 10, 2023. Adoption of the amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,633 ,395	354,600	0	0

2.	Trust Amendment

Stockholders approved the proposal to amend the Company’s amended and restated investment management trust agreement, dated as of June 3, 2022 by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the time it has to complete a business combination six (6) times for an additional one (1) month each time from September 10, 2022, to March 10, 2023 by depositing into the trust account $50,000 for each one-month Extension. Adoption of the amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,633 ,395	354,600	0	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by SPK Acquisition Corp. on September 9, 2022, 4,052,916 shares were tendered for redemption.

The Company extended the time it has to complete its initial business combination from September 10, 2022, to October 10, 2022 by depositing $50,000 to the trust account on September 9, 2022.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

1.1	Amendment to the amended and restated investment management trust agreement, dated as of June 3, 2022, between SPK Acquisition Corp. and Continental Stock Transfer & Trust Company dated September 9, 2022
3.1	Amendment to the Amended and Restated Certificate of Incorporation of SPK Acquisition Corp., dated September 9, 2022
10.1	Subscription Agreement, dated as of September 8, 2022 among SPK Acquisition Corp., Varian Biopharmaceuticals, Inc. and Alpha Capital Anstalt
99.1	Promissory Note, dated as of September 8, 2022 from the Registrant to Alpha Capital Anstalt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2022	SPK ACQUISITION CORP.

	By:	/s/ Sophie Tao
	Name:	Sophie Tao
	Title:	Chief Executive Officer